INNOVUS PHARMA

BRINGING SCIENCE AND TECHNOLOGY TO MAKE BETTER PRODUCTS FOR A HEALTHIER LIFE

May 31, 2019



INNOVUS PHARMA

SAFE HARBOR

STATEMENT

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent Form S-1, annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.



BASED IN SAN DIEGO, CA (OTCQB: INNV)

LEADER IN OTC AND CONSUMER CARE PRODUCTS

DOUBLE DIGIT YEAR TO YEAR GROWTH

PROPRIETARY BEYOND HUMAN® DTC SALES & MARKETING PLATFORM

INNOVUS PHARMA

COMPANY PROFILE

(as of May 16, 2019)

TRADING SYMBOL: OTCQB: INNV	PRICE PER SHARE: $3.13	STOCK PRICE RANGE (52-WEEK) $1.50 - $19.37
AVG. TRADING VOLUME (30 Days): 137,687 SHARES	MARKET CAP: $8,188,000	SHARES OUTSTANDING: 2,615,840
INSIDER BENEFICIAL OUTSTANDING: 12.7%	CORPORATE HEADQUARTERS: SAN DIEGO, CA	NUMBER OF EMPLOYEES: 22

WWW.INNOVUSPHARMA.COM

INNOVUS PHARMA

Rapid Commercial Growth

- $4.8M in net revenue in 2016
- $8.8M in net revenue in 2017
- $24M in net revenue in 2018
- $5.4M in net revenue in Q1-19
- Q1-19 subscription and outbound revenue of $1.1M

Continuously Expanding Ex-U.S. Footprint

- Distribution partners in 45 countries (ex-U.S.)
- Product sales to Canada represented 19% of total sales
- Products commercially launched in 12 countries
- Regulatory approval received in 36 countries

Deep Portfolio of Commercial Products

- More than 35 commercial products
- 2 ANDA approved products
- 4 OTC drugs
- 3 Medical Device
- 28 clinical dietary supplements and consumer care products
- 6 additional product launches expected in 2019

Proprietary Sales Marketing Platform

- Reaching 20-30 million consumers a month
- Extensive print, online & retail sales channels
- US and Canada
- Added Prime Savings Club and Supplement Hunt marketing platforms in 2018/2019

COMPANY HIGHLIGHTS

INNOVUS PHARMA

WHAT MAKES INNOVUS UNIQUE

DEEP PROPRIETARY PRODUCT PORTFOLIO (35 AND GROWING)

+

PROPRIETARY & POWERFUL FULLY INTEGRATED DIRECT-TO-CONSUMER SALES & MARKETING PLATFORM, MARKET PLACES & ALGORITHMS

+

EXPERIENCED & PROVEN MANAGEMENT TEAM

↓

Impressive Revenue Growth: 2015 - 2018

219.5% CAGR

INNOVUS PHARMA

CURRENTLY COMMERCIALIZING MORE THAN 35 PRODUCTS

OTC DRUGS ANDA

- FlutiCare

OTC DRUGS MONOGRAPH

- ARTHRITIS APEAZ ULTRA
- XYRALID Cream
- XYRALID Supp.
- EJECTDELAY

MEDICAL DEVICES

- UriVArx UTI
- GlucoGorx

CLINICAL SUPPLEMENTS

- AllerVarx
- BEYOND HUMAN
- UriVArx
- ArthriVarx Joint Supplement
- RecalMax
- Androferti
- Vesele
- ProstaGorx
- PEVArX
- MZS SLEEPING AID**
- Can-C Plus

CONSUMER CARE

- Zestra
- Zestra Glide
- Sensum+
- Can-C
- DIABASENS

OUR PRODUCTS ARE APPROVED IN 36 COUNTRIES AND ON THE MARKET IN 12 COUNTRIES

** MZS Sleeping Aid™ represents the Company's first hemp oil-based CBD product

US PRODUCT PIPELINE

PRODUCT	AREA	TYPE	EXP. LAUNCH
Trexar™	Enhance Sensation	Oral	Q2-2019
ThermoMax®	Blood Circulation	Topical	Q2-2019
BreastLift™	Skin Firming	Topical	Q2-2019
Carvanum™	Leg cramps	Topical	Q2-2019
HealthiFeet®	Blood Circulation	Topical	Q2-2019
Musclin®	Increase Muscle Mass	Oral	2H-2019
Regoxidine™	Hair loss	Topical	2H-2019
Octiq™	Eye Care Lubricant	Opth.	Late 2019
Regenerum™	Cachexia/muscle growth	Oral	2020

INNOVUS PHARMA

UP-COMING CLINICAL TRIALS DATA

PRODUCT	TRIAL DESIGN	Country	EXP. DATE
Vesele®	Combination with Cialis (Improving Cialis IIEF Score Erectile Dysfunction Endpoints)	US	1H-2019
BH Testosterone®	Testosterone Levels in Patients Using Androgel	US	1H-2019
Musclin®	Muscle Growth (Efficacy)	US	2H-2019
Regenerum™	Cachexia (Safety Efficacy)	US	2H-2019

INNOVUS PHARMA

MARKETPLACES

Innovus Pharma® is focused on developing and acquiring the assets of on-line marketplaces such as recent acquisitions Supplementhunt.com and Primesavingsclub.com and its ongoing development of its Asia dedicated iCare Supplements platform

Prime Savings Club

- Product Branding and Digital Development
- Digital Ad Campaign Management
- SEO & Listing Metadata Research
- Content Development and Digital Branding
- Customer Service and Inventory Fulfillment

iCare Supplements-Asia

- Online supplement and OTC store for Asia
- Customer email list
- SEO & Listing Metadata Research
- Customer Service and Inventory Fulfillment

SUPPLEMENT·HUNT

- Online supplement store
- Offers low price vitamins and supplements from protein and superfoods to recovery formulas
- Customer email list
- Back-end system for order management

INNOVUS PHARMA



BEYOND HUMAN

SALES & MARKETING PLATFORM

ONE OF THE MOST POWERFUL AND REACHING DIRECT-TO-CONSUMER SALES & MARKETING PLATFORMS

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

REACHING 20-30 MILLION PEOPLE IN THE UNITED STATES ON A MONTHLY BASIS

PRINT MEDIA ADVERTISING


MAGAZINES
NEWSPAPERS
NEWS
DIRECT MAIL
TEAR SHEETS
RETENTION CARDS
BOO!
FULFILLMENT SHEETS
CATALOGUE
CO-MARKETING

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

EXTENSIVE ONLINE MEDIA PRESENCE


drugstore
sears
wish
amazon
ebay
Walmart
Walgreens
Premiere Online Retailers
Over 100K Followers
160 Websites
Over 2.5 Million Subscribers
DSV10 Media
Extensive Media Buy
Google AdWords
Affiliate Marketing
Native Advertising

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

SELECTIVE WHOLESALE AND RETAIL PRESENCE

AmerisourceBergen
ATTAIN MI
Big Y
BARTELL DRUGS
CAPITAL DRUG
CardinalHealth
C&S wholesale grocers
Dakota Drug Inc. HEALTHCARE DISTRIBUTOR
FredMeyer
GIANT EAGLE
H&H WHOLESALE
HAMACHER RESOURCE GROUP
IMPERIAL
KINRAY
Kroger
meijer
MCKESSON
Morris & Dickson
SHOWCASE HOME OF THE HOTTEST TRENDS
SMITH DRUG COMPANY
DP+
SWANSON Health Products
CVS pharmacy
familiprix
Jean Coutu
K&F
LONDON DRUGS

BEYOND HUMAN
SALES & MARKETING PLATFORM

INNOVUS PHARMA

STRATEGIC GLOBAL PARTNERSHIPS IN 45 COUNTRIES



ACERUS PHARMA
LaVasta PHARMA
DanaLife ApS
Luminarie
tramorgan
DENSMORE Laboratoire
biotask
ORIMED PHARMA
lb resources
JH
Sothema
سوطيما
Pharma Solutions

INNOVUS PHARMA

CONSOLIDATED FINANCIAL SALES (IN THOUSANDS)



Trends
Revenue Growth: 2015 - 2018
219.5% CAGR
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019 (Projected)

REVENUE GROWTH Y/Y	-	555%	83%	99%	173%	16.7%
PRODUCT GROSS MARGINS	54%	78%	79%	79%	81%	67%

Continuously De-Risking Our Revenues

Expanding Internationally and Adding Additional Sales Channels


Q4-2018
0.7%
26.9%
72.4%
US
Canada
Rest of world
0.1%
Q1-2018
7.8%
92.1%


2018 Sales Channels
2.8%
5.7%
0.8%
2.9%
1.9%
0.4%
0.4%
0.0%
0.4%
12.8%
54.5%
17.4%
Websites
Print
Direct Mail
Subscription
Retail
License/Royalty
Distributors
Amazon
Supplement Hunt
Postcards
Cooperative Marketing
Service

Monthly Subscription Revenue

Exponential growth over time through DTC marketing channel


450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19

Year	Subscription Revenue ($mm)
2016	$0.5
2017	$1.6
2018	$3.1

INNOVUS PHARMA

EXPERIENCED LEADERSHIP

TEAM

KEY MANAGEMENT & PREVIOUS EXPERIENCE

	YEARS OF EXPERIENCE *INDUSTRY/INNOVUS*	EMPLOYER
BASSAM DAMAJ, PH.D. *PRESIDENT & CEO*	>20/6	Apricus, Pfizer, Ligand, Genentech, Mitsubishi Tanabe Pharma
RANDY BERHOLTZ, ESQ, MBA/JD *EVP CORPORATE DEVELOPMENT AND GENERAL COUNSEL*	>25/6	Apricus, ACON, NanoGen Biopharmaceutical
RYAN SELHORN *CFO, VP*	>14/1	MediciNova, Grant Thornton, Signature Analytics
CHRIS STELLA *VP, OPERATIONS*	>5/1	nutraclick, smg Stella Marketing Group
JONATHAN HUGHES *SENIOR DIRECTOR, E-COMMERCE & DIGITAL DIVISION*	>5/1	United Technologies

INDEPENDENT BOARD OF DIRECTORS

HENRY ESBER PH.D. .... *CHAIRMAN OF THE BOARD*
ZIAD MIRZA, MD .... *INDEPENDENT DIRECTOR*
VIVIAN LIU .... *INDEPENDENT DIRECTOR*
DEAN NUHAILY .... *INDEPENDENT DIRECTOR*

INNOVUS PHARMA

WHY INVEST IN INNOVUS

FAST-GROWING COMMERCIAL-STAGE REVENUE GENERATING COMPANY

- $0.7M in net revenue reported in 2015
- $4.8M in net revenue in 2016
- $8.8M in net revenue in 2017
- $24.0M in net revenue in 2018
- $26.0M to $28.0M projected in 2019
- Over 35 commercial products in multiple high-value markets
- High-value product pipeline targeting over $5 billion U.S. market

HIGH GROWTH & REVENUES

- 219% compound annual growth rate from 2015-2018
- Subscription revenues increase 93% in 2018 from 2017

MULTIPLE 2018 MILESTONES

- Multiple new product launches expected in H2 2019 in the US and Canada (HealthiFeet®, ThermoMax®, BreastLift™, Musclin®, Trexar™, Octiq™, Regoxidine ™ Carvanum™)
- Expecting clinical data of several post-marketing trials including combination of Vesele® and Tadalafil in ED patients, Musclin® for muscle growth and Regenerum™ for Cachexia)

UNIQUE BUSINESS STRATEGY AND NICHE MARKET

- Robust Beyond Human® DTC sales & marketing platform (reaching 20-30 million consumers/month) and online platform
- Unique business model combining branded approved drugs and devices with known, clinically-tested and loyal supplements for the same indication

EXPERIENCED AND PROVEN MANAGEMENT TEAM

INNOVUS PHARMA

Bassam Damaj, Ph.D.
President & CEO

+1.858.964.5123

ir@innovuspharma.com

BRINGING SCIENCE AND TECHNOLOGY TO MAKE BETTER PRODUCTS FOR A HEALTHIER LIFE